Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces Third Quarter 2026 Financial Results

October 29, 2026 – CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NASDAQ: CCC), a leading SaaS and AI platform provider for the multi-trillion-dollar insurance economy, today announced its financial results for the three months ended September 30, 2026.

“CCC delivered strong third quarter results, with revenue growth of 10% and adjusted EBITDA margin of approximately 44%. Our performance reflects the durability of our business, the trust customers place in us, and the increasing role our platform plays in helping participants across the insurance economy operate more efficiently and achieve better outcomes,” said Githesh Ramamurthy, Chairman & CEO of CCC.

“The pending transaction with GTCR and Elliott marks an exciting next chapter for CCC and our customers,” continued Ramamurthy. “Together, we expect to accelerate the AI and agentic capabilities our customers want from us, expand the network at the center of our platform, and make long-term investments in innovation that help customers navigate growing complexity across the claims lifecycle. We believe this positions CCC to deliver even greater value to the insurance economy in the years ahead.”

Third Quarter 2026 Financial Highlights

Revenue

•
Total revenue was $294.1 million for the third quarter of 2026, an increase of 10.1% from $267.1 million for the third quarter of 2025.

Profitability

•
GAAP gross profit was $218.0 million, representing a gross margin of 74%, for the third quarter of 2026, compared with $193.0 million, representing a gross margin of 72%, for the third quarter of 2025. Adjusted gross profit was $224.6 million, representing an adjusted gross profit margin of 76%, for the third quarter of 2026, compared with $199.5 million, representing an adjusted gross profit margin of 78%, for the third quarter of 2025.
•
GAAP operating income was $57.4 million for the third quarter of 2026, compared with GAAP operating income of $30.0 million for the third quarter of 2025. Adjusted operating income was $115.7 million for the third quarter of 2026, compared with adjusted operating income of $93.0 million for the third quarter of 2025.
•
GAAP net income was $30.2 million for the third quarter of 2026, compared with GAAP net loss of $2.0 million for the third quarter of 2025. Adjusted net income was $75.1 million for the third quarter of 2026, compared with $59.4 million for the third quarter of 2025.
•
Adjusted EBITDA was $130.5 million for the third quarter of 2026, up 18.5% compared with adjusted EBITDA of $110.1 million for the third quarter of 2025.

Liquidity

•
CCC had $202.9 million in cash and cash equivalents and $1.28 billion of total debt as of September 30, 2026. The Company generated $100.4 million in cash from operating activities and had free cash flow of $82.5 million for the third quarter of 2026, compared with $94.8 million in cash generated from operating activities and free cash flow of $78.6 million for the third quarter of 2025.

3rd Quarter and Recent Business Highlights

•
GTCR and Elliott to acquire CCC. On October 15, 2026, CCC announced a definitive agreement to be acquired by a consortium of private investment firms led by GTCR and including Elliott Investment Management in an all-cash transaction in which shareholders will receive $7.75 per share, representing an enterprise value of approximately $6.1 billion. Subject to regulatory and stockholder approvals and other customary closing conditions, the proposed transaction is expected to close in the first quarter of 2027. Following the close, CCC will become a privately held company.

•
Insurers expand AI adoption across core claims workflows. CCC’s AI-related revenue reached approximately $130 million in annualized run-rate in the third quarter of 2026, representing growth of 40% year over year and increasing from an annualized run rate of approximately $120 million in the second quarter of 2026. This growth reflects a continuing shift in customer behavior from AI experimentation to AI deployment at scale.

•
Leading insurer is largest to adopt Medhub for Auto Casualty. During the third quarter of 2026, a top-five insurer (based on 2025 direct premium written) became the largest insurer to adopt CCC’s Medhub for Auto Casualty, which uses AI to extract critical insights from complex medical records and help claims professionals make faster, more informed decisions grounded in auditable claim data. The deployment marks the largest application of EvolutionIQ’s technology within the P&C auto market and demonstrates customers’ willingness to adopt adjacent workflows from CCC, underscoring the substantial growth opportunity beyond the traditional APD business.

Business Outlook and Conference Call Information

In light of the proposed transaction, the Company is suspending its practice of providing guidance and will not be hosting a conference call or webcast to discuss the Company’s financial results.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc. (CCC), a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCC), is a leading SaaS and AI platform provider powering the multi-trillion-dollar insurance and repair economy. CCC connects more than 35,000 businesses, including insurers, repairers, automakers and parts suppliers, through the workflows where claims and repair decisions are made every day. With AI built into those workflows for over a decade and informed by more than 40 years of industry data, CCC helps customers manage growing complexity and move work forward with confidence. Through purposeful innovation and the strength of its network, CCC helps keep people’s lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events, goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive transaction documents concerning the proposed transaction, including circumstances requiring payment of a termination fee pursuant to the definitive transaction documents; the failure to obtain stockholder approval of the proposed transaction, or the failure to satisfy other conditions to completion, of the proposed transaction; the risk that regulatory approvals required for the proposed transaction may not be obtained in a timely manner or at all, or may be obtained subject to conditions that are not anticipated; the failure to satisfy the other conditions to the consummation of the proposed transaction on a timely basis or at all; risks related to the disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; the risk the proposed transaction may not be completed in the time frame expected by the parties or at all; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; the risk of any litigation related to the proposed transaction; the possibility that competing offers will be made; the risk that certain restrictions during the pendency of the proposed transaction may impact the Company’s ability to pursue certain business opportunities or strategic transactions; our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; the impact of factors outside our control including public health outbreaks, natural catastrophes, war and terrorism; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; our reliance on third-party data, technology and intellectual property; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; changes in our customers’ or the public’s perceptions regarding the use of artificial intelligence; our ability to acquire or invest in companies or pursue business partnerships; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to expand or maintain our existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2026, filed with the Securities and Exchange Commission (“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted EBITDA margin,” “adjusted net income,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

Additional Information and Where to Find It

This communication is being made in respect of the proposed acquisition of the Company by affiliates of GTCR or Elliott and related transactions (collectively, the “proposed transaction”). In accordance with the definitive transaction documents, a meeting of the stockholders of the Company will be announced as promptly as practicable to seek the Company’s stockholder approval in connection with the proposed transaction. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement (the “Proxy Statement”) will be mailed to the Company’s stockholders. This communication is not a substitute for the Proxy Statement or any other document that may be filed by the Company with the SEC or sent to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY DECISION, THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT AS, IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, GTCR or Elliott AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the Proxy Statement (when available) as well as other documents filed by the Company with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at https://ir.cccis.com or by contacting the Company’s investor relations department at IR@cccis.com.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information about the directors and executive officers of the Company, including a description of their beneficial ownership of the Company’s securities, is set forth in the Company’s proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 7, 2026 (the “Annual Meeting Proxy Statement”). To the extent the holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Annual Meeting Proxy Statement, such changes have been or will be reflected on Forms 3, 4 and 5 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, in the proposed transaction will be contained in the Proxy Statement and in other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) as described above.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Michelle Hellyar

Senior Director, Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	September 30,	December 31,
	2026	2025
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$202,926	$111,192
Accounts receivable—Net of allowances of $4,044 and $3,773 as of September 30, 2026 and December 31, 2025, respectively	142,078	137,056
Income taxes receivable	24,933	33,274
Deferred contract costs	22,897	24,923
Other current assets	33,679	28,653
Total current assets	426,513	335,098
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	173,171	166,796
OPERATING LEASE ASSETS	34,258	36,047
INTANGIBLE ASSETS—Net	942,018	1,010,658
GOODWILL	1,955,551	1,955,551
DEFERRED FINANCING FEES, REVOLVER—Net	1,092	1,368
DEFERRED CONTRACT COSTS	20,824	22,479
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	38,406	35,207
TOTAL	$3,602,061	$3,573,432
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$24,245	$30,954
Accrued expenses	78,976	80,897
Current portion of long-term debt	13,033	13,033
Current portion of long-term licensing agreement—Net	3,632	3,466
Operating lease liabilities	6,072	7,785
Deferred revenues	54,917	72,793
Note payable to minority investor	27,562	25,197
Total current liabilities	208,437	234,125
LONG-TERM DEBT—Net	1,256,563	1,264,941
DEFERRED INCOME TAXES—Net	217,194	199,311
LONG-TERM LICENSING AGREEMENT—Net	18,223	20,968
OPERATING LEASE LIABILITIES	50,014	51,467
OTHER LIABILITIES	9,745	15,610
Total liabilities	1,760,176	1,786,422
COMMITMENTS AND CONTINGENCIES (Notes 19 and 20)
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 590,525,042 and 605,449,050 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively	59	60
Additional paid-in capital	3,571,841	3,483,031
Accumulated deficit	(1,729,118)	(1,695,057)
Accumulated other comprehensive loss	(897)	(1,024)
Total stockholders’ equity	1,841,885	1,787,010
TOTAL	$3,602,061	$3,573,432

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(In thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2026	2025	2026	2025
REVENUES	$294,093	$267,120	$861,298	$779,136
COST OF REVENUES
Cost of revenues, exclusive of amortization of acquired technologies	71,719	69,779	210,671	194,050
Amortization of acquired technologies	4,368	4,368	13,105	13,105
Total cost of revenues	76,087	74,147	223,776	207,155
GROSS PROFIT	218,006	192,973	637,522	571,981
OPERATING EXPENSES:
Research and development	53,042	52,947	158,556	174,639
Selling and marketing	38,017	44,208	120,934	135,980
General and administrative	51,049	47,332	148,660	162,080
Amortization of intangible assets	18,511	18,512	55,535	55,536
Total operating expenses	160,619	162,999	483,685	528,235
OPERATING INCOME	57,387	29,974	153,837	43,746
INTEREST EXPENSE	(20,900)	(18,103)	(61,559)	(52,866)
INTEREST INCOME	1,365	1,065	3,050	4,233
OTHER INCOME (EXPENSE)—NET	2,082	466	8,615	(6,688)
PRETAX INCOME (LOSS)	39,934	13,402	103,943	(11,575)
INCOME TAX (PROVISION) BENEFIT	(9,703)	(15,373)	(37,508)	5,143
NET INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	30,231	(1,971)	66,435	(6,432)
LESS: ACCRETION OF REDEEMABLE NON-CONTROLLING INTEREST	—	—	—	(1,276)
NET INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$30,231	$(1,971)	$66,435	$(7,708)
Net income (loss) per share attributable to common stockholders:
Basic	$0.05	$(0.00)	$0.11	$(0.01)
Diluted	$0.05	$(0.00)	$0.11	$(0.01)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	575,679,641	631,440,015	578,837,408	635,263,670
Diluted	593,430,988	631,440,015	595,291,220	635,263,670
COMPREHENSIVE INCOME (LOSS):
Net income (loss) including non-controlling interest	30,231	(1,971)	66,435	(6,432)
Other comprehensive income—Foreign currency translation adjustment	33	83	127	121
COMPREHENSIVE INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	30,264	(1,888)	66,562	(6,311)
Less: accretion of redeemable non-controlling interest	—	—	—	(1,276)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$30,264	$(1,888)	$66,562	$(7,587)

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Nine Months Ended
	September 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$66,435	$(6,432)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	42,120	44,376
Amortization of intangible assets	68,640	68,641
Deferred income taxes	17,883	(1,208)
Stock-based compensation	93,794	146,216
Amortization of deferred financing fees	1,562	1,405
Amortization of discount on debt	110	117
Change in fair value of derivative instruments	(10,019)	8,441
Noncash interest expense	2,365	1,491
Changes in:
Accounts receivable—Net	(5,051)	(33,743)
Deferred contract costs	2,026	(566)
Other current assets	(2,422)	(2,770)
Deferred contract costs—Non-current	1,655	(1,902)
Other assets	(3,199)	139
Operating lease assets	1,789	1,855
Income taxes	10,482	(30,733)
Accounts payable	(6,707)	3,813
Accrued expenses	(364)	(6,720)
Operating lease liabilities	(3,166)	(3,277)
Deferred revenues	(17,875)	10,073
Other liabilities	(594)	(2,901)
Net cash provided by operating activities	259,464	196,315
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(52,966)	(46,684)
Acquisition of EvolutionIQ, Inc., net of cash acquired	—	(410,412)
Net cash used in investing activities	(52,966)	(457,096)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	9,314	3,603
Proceeds from employee stock purchase plan	4,338	5,044
Payments for employee taxes withheld upon vesting of equity awards	(18,631)	(48,262)
Repurchase of common stock	(100,166)	(212,485)
Proceeds from issuance of long-term debt	—	225,000
Payments of fees associated with the debt modification	—	(6,565)
Principal payments on long-term debt	(9,774)	(7,508)
Net cash used in financing activities	(114,919)	(41,173)
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	155	112
NET CHANGE IN CASH AND CASH EQUIVALENTS	91,734	(301,842)
CASH AND CASH EQUIVALENTS:
Beginning of period	111,192	398,983
End of period	$202,926	$97,141
NONCASH INVESTING AND FINANCING ACTIVITIES:
Noncash purchases of software, equipment, and property	$2,633	$—
Stock issued related the acquisition of EvolutionIQ, Inc.	$—	$250,441
Issuance of promissory note to minority investor of redeemable preferred securities	$—	$22,955
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$57,637	$51,893
Cash paid for income taxes—Net	$9,142	$26,199

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(amounts in thousands, except percentages)	2026	2025	2026	2025
Gross Profit	$218,006	$192,973	$637,522	$571,981
Amortization of acquired technologies	4,368	4,368	13,105	13,105
Stock-based compensation and related employer payroll tax	2,265	2,156	6,913	9,395
Adjusted Gross Profit	$224,639	$199,497	$657,540	$594,481
Gross Profit Margin	74%	72%	74%	73%
Adjusted Gross Profit Margin	76%	75%	76%	76%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2026	2025	2026	2025
Operating expenses	$160,619	$162,999	$483,685	$528,235
Amortization of intangible assets	(18,511)	(18,512)	(55,535)	(55,536)
Stock-based compensation expense and related employer payroll tax	(29,493)	(37,623)	(90,446)	(142,562)
M&A and integration costs	(3,657)	(234)	(4,164)	(8,200)
Equity transaction costs, including secondary offerings	—	(177)	—	(629)
Litigation proceeds, net	—	—	—	3,665
Debt refinancing costs	—	—	—	(3,119)
Adjusted Operating Expenses	$108,958	$106,453	$333,540	$321,854

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING INCOME TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2026	2025	2026	2025
Operating income	$57,387	$29,974	$153,837	$43,746
Amortization of intangible assets	18,511	18,512	55,535	55,536
Amortization of acquired technologies—Cost of revenue	4,368	4,368	13,105	13,105
Stock-based compensation expense and related employer payroll tax	31,758	39,779	97,359	151,957
M&A and integration costs	3,657	234	4,164	8,200
Equity transaction costs, including secondary offerings	—	177	—	629
Litigation proceeds, net	—	—	—	(3,665)
Debt refinancing costs	—	—	—	3,119
Adjusted Operating Income	$115,681	$93,044	$324,000	$272,627

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands, except for EBITDA margin percentage data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2026	2025	2026	2025
Net income (loss)	$30,231	$(1,971)	$66,435	$(6,432)
Interest expense	20,900	18,103	61,559	52,866
Interest income	(1,365)	(1,065)	(3,050)	(4,233)
Income tax provision (benefit)	9,703	15,373	37,508	(5,143)
Amortization of intangible assets	18,511	18,512	55,535	55,536
Amortization of acquired technologies—Cost of revenue	4,368	4,368	13,105	13,105
Depreciation and amortization of software, equipment and property	2,048	2,180	6,069	6,675
Depreciation and amortization of software, equipment and property—Cost of revenue	12,763	14,823	36,051	37,701
Stock-based compensation expense and related employer payroll tax	31,758	39,779	97,359	151,957
M&A and integration costs	3,657	234	4,164	8,200
Litigation proceeds, net	—	—	—	(3,665)
Debt refinancing costs	—	—	—	3,119
Equity transaction costs, including secondary offerings	—	177	—	629
Change in fair value of derivative instruments	(2,514)	60	(10,019)	8,441
Expense (Income) from derivative instruments	479	(453)	1,501	(1,442)
Adjusted EBITDA	$130,539	$110,120	$366,217	$317,314
Adjusted EBITDA Margin	44%	41%	43%	41%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2026	2025	2026	2025
Net income (loss)	$30,231	$(1,971)	$66,435	$(6,432)
Amortization of intangible assets	18,511	18,512	55,535	55,536
Amortization of acquired technologies—Cost of revenue	4,368	4,368	13,105	13,105
Stock-based compensation expense and related employer payroll tax	31,758	39,779	97,359	151,957
M&A and integration costs	3,657	234	4,164	8,200
Litigation proceeds, net	—	—	—	(3,665)
Debt refinancing costs	—	—	—	3,119
Equity transaction costs, including secondary offerings	—	177	—	629
Change in fair value of derivative instruments	(2,514)	60	(10,019)	8,441
Tax effect of adjustments	(10,863)	(1,730)	(23,344)	(58,124)
Adjusted Net Income	$75,148	$59,429	$203,235	$172,766
Adjusted Net Income Per Share attributable to common stockholders:
Basic	$0.13	$0.09	$0.35	$0.27
Diluted	$0.13	$0.09	$0.34	$0.26

Weighted average shares outstanding:
Basic	575,679,641	631,440,015	578,837,408	635,263,670
Diluted	593,430,988	657,825,243	595,291,220	664,060,542

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2026	2025	2026	2025
Net cash provided by operating activities	$100,429	$94,767	$259,464	$196,315
Purchases of software, equipment, and property	(17,964)	(16,135)	(52,966)	(46,684)
Free Cash Flow	$82,465	$78,632	$206,498	$149,631